                                                                    EXHIBIT 10.2


                                 AMENDMENT NO. 3
              Effective Date of Amendment No. 3: September 1, 2002


This AMENDMENT NO. 3 ("Amendment No. 3") to that certain MSN Search Agreement dated effective as of December 19, 2001, as amended by that certain Amendment No. 1 effective as of March 17, 2002, as further amended by that certain Amendment No. 2 effective as of July 1, 2002 (as amended, the "Agreement") is made by and among OVERTURE SERVICES, INC., A DELAWARE CORPORATION ("COMPANY"), OVERTURE SEARCH SERVICES (IRELAND) LIMITED, AND MICROSOFT CORPORATION, A WASHINGTON CORPORATION ("Microsoft").

                                    RECITALS

The parties desire to amend the Agreement to add the MSN Search Site in Japan.

Overture Ireland is signing this Amendment No. 3 because of its status as a party to the Agreement, but Overture Ireland is not conducting any business in Japan and has no connection to the delegation of responsibility to Overture Japan (as defined below) set forth below in this Amendment No. 3.

The parties hereby agree as follows:

                                    AMENDMENT


1. The parties wish to add Japan as a New Test Market per the below specifications:

        (a) The "MSN Home Page" for Japan will be: http://www.msn.co.jp or as reasonably updated by Microsoft with successor URLs during the Term.

        (b) The "MSN Search Site" for Japan will be: http://search.msn.co.jp or as reasonably updated by Microsoft with successor URLs during the Term.

        (c) The New Market Test Period for Japan will commence on the Commercial Launch Date for Japan and end on the date that is [*] following the Commercial Launch Date for Japan, unless earlier terminated by either party as provided in this Amendment No. 3. The date of the Commercial Launch Date for Japan shall be mutually agreed to by the parties.

        (d) Overture Japan (as defined below) will make Company's payments to Microsoft for the New Market Test for Japan in Yen.



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                                                            MSN Search Agreement


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2. Definition 1.23 ("MSN Home Page") will be deleted in its entirety and replaced with the following (amendments in italics):

        1.23 "MSN Home Page" means the initial MSN Web Pages in the international markets, as shown below. This Agreement may be extended to incorporate other international markets, which will have attendant URLs, as mutually agreed by the parties or as reasonably updated by Microsoft with successor URLs during the Term.

         Region          Market       URL(s)
         --------------- ------------ ------------------------------------------
         North America   US           http://www.msn.com (English speaking)
                                      http://www.yupimsn.com (Spanish speaking)

                         Canada       http://www.msn.ca (English speaking)

         Non-North       UK           http://www.co.uk
         America

                         Germany      http://www.msn.de

                         France       http://www.msn.fr

                         Japan        http://www.msn.co.jp

3. Definition 1.25 ("MSN Search Site") will be deleted in its entirety and replaced with the following (amendments in italics):

        1.25 "MSN Search Site" means the MSN Search Results Pages in the international markets shown below. This Agreement may be extended to incorporate other international markets or languages in current markets, which will have attendant URLs, as mutually agreed by the parties or as reasonably updated by Microsoft with successor URLs during the Term.

         Region          Market       URL(s)
         --------------- ------------ ------------------------------------------
         North America   US           http://search.msn.com (English speaking)
                                      http://busqueda.yupimsn.com/ (Spanish
                                      speaking)

                         Canada       http://search.msn.ca (English Speaking)

         Non-North       UK           http://search.msn.co.uk
         America

                         Germany      http://search.msn.de

                         France       http://search.msn.fr

                         Japan        http://search.msn.co.jp

4.    The following new definitions will be added as follows:

        1.45 "Overture Japan" means Overture Services Japan Y.K., a Japanese corporation.


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                                                            MSN Search Agreement

        1.46 "Commercial Launch Date" means the date Microsoft first makes the Company Search Results available on a new MSN Search Site.

5.    A new Section 2.5.5 ("Coverage") will be added as follows:

        2.5.4 Japan. The Selected Terms list for Queries rendering to the URL http://search.msn.co.jp will be agreed upon in writing.

6. Section 2.13 ("International Subsidiaries") will be deleted in its entirety and replaced with the following:

        2.13 International Subsidiaries. Company may inform Microsoft that a subsidiary that is wholly owned, directly or indirectly, by Company will be responsible for the obligations of Company under this Agreement with respect to the market served by that wholly-owned subsidiary. Any such notification or delegation by Company shall not limit Company's obligations and liabilities to Microsoft under this Agreement, and Company hereby agrees to guarantee all such obligations and liabilities in the relevant market. Without limitation of the foregoing, Company has informed Microsoft that (i) Overture Ireland, its wholly-owned subsidiary, shall be responsible for Company's obligations relating to the MSN Search Site in the UK market, the MSN Search Site in Germany, the MSN Search Site in France and (ii) Overture Japan, its wholly-owned subsidiary, shall be responsible for Company's obligations relating to the MSN Search Site in Japan.

7. Term of Amendment No. 3. This Amendment No. 3 will commence as of August 1, 2002 ("Effective Date of Amendment No. 3") and continue until the end of the Main Period Term, unless this Amendment No 3 is terminated earlier pursuant to Sections 1(c) or 1(d) of Amendment No. 1, or pursuant to the termination provisions of the Agreement.

8. Defined terms herein have the same meaning as set forth in the Agreement, except as otherwise provided.

9. This Amendment No. 3 amends, modifies and supersedes to the extent of any inconsistencies, the provisions of the Agreement. Except as expressly amended by this Amendment No. 3, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 as of the Amendment No. 3 Effective Date set forth above. All signed copies of this Amendment No. 3 are deemed originals. This Amendment No. 3 does not constitute an offer by


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                                                            MSN Search Agreement
either party. This Amendment No. 3 is effective upon execution on behalf of Company and Microsoft by their duly authorized representatives.

MICROSOFT CORPORATION                     OVERTURE SERVICES, INC.
One Microsoft Way                         74 N. Pasadena Avenue, 3rd Floor
Redmond, WA 98052-6399                    Pasadena, CA 91103

By /s/ JOHN KRASS                         /s/ TED MEISEL
   -----------------------------------    --------------------------------------
(Sign)                                    (Sign)
John Krass                                Ted Meisel
--------------------------------------    --------------------------------------
Name(Print)                               Name(Print)
PUM                                       CEO
--------------------------------------    --------------------------------------
Title                                     Title


Without limiting Company's obligations hereunder, Overture Search Services (Ireland) Limited hereby executes this Amendment for purposes of assuming the obligations (subject to the guarantee by Company provided in Section 2.13 of the Agreement) for the UK market as provided in Section 2.13 of the Agreement.

OVERTURE SEARCH SERVICES (IRELAND) LIMITED
International Financial Services Centre,
North Wall Quay, Dublin 1
Ireland

By /s/ JOHANNES LARCHER
   -----------------------------------
(Sign)
Johannes Larcher
--------------------------------------
Name(Print)
Director
--------------------------------------
Title


Without limiting Company's obligations hereunder, Overture Services Japan Y.K. hereby executes this Amendment for purposes of assuming the obligations (subject to the guarantee by Company provided in Section 2.13 of the Agreement) for the Japan market as provided in Section 2.13 of the Agreement.

OVERTURE SERVICES JAPAN Y.K.


By /s/ JOHANNES LARCHER
   -----------------------------------
(Sign)
Johannes Larcher
--------------------------------------
Name(Print)
Director
--------------------------------------
Title



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